--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  AUGUST 31, 2001


                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO OF RICHIE FREEMAN]


     RICHIE FREEMAN
       PORTFOLIO MANAGER


 [GRAPHIC]
         Classic Series

 Annual Report . August 31, 2001

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 26 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index.

      FUND FACTS

      FUND INCEPTION
      -----------------
      October 24, 1983

      MANAGER TENURE
      -----------------
      17 Years

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      26 Years

          CLASS A  CLASS B CLASS L
-----------------------------------
NASDAQ    SHRAX     SAGBX   SAGCX
-----------------------------------
INCEPTION 10/24/83 11/6/92 5/13/93
-----------------------------------

Average Annual Total Returns as of August 31, 2001

                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  --------------------------------------------
                  One-Year         (17.25)% (17.93)% (17.88)%
                  --------------------------------------------
                  Five-Year         28.69    27.64    27.70
                  --------------------------------------------
                  Ten-Year          19.51      N/A      N/A
                  --------------------------------------------
                  Since Inception+  16.95    20.68    21.71
                  --------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  --------------------------------------------
                  One-Year         (21.39)% (22.03)% (19.51)%
                  --------------------------------------------
                  Five-Year         27.38    27.57    27.45
                  --------------------------------------------
                  Ten-Year          18.90      N/A      N/A
                  --------------------------------------------
                  Since Inception+  16.62    20.68    21.57
                  --------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+Inception dates for Class A, B and L shares are October 24, 1983, November 6,
 1992 and May 13, 1993, respectively.


What's Inside

                    Your Investment in the Smith Barney
                     Aggressive Growth Fund............ 1
                    Letter to Our Shareholders......... 2
                    Fund at a Glance................... 5
                    Historical Performance............. 6

                    Growth of $10,000..................  9
                    Schedule of Investments............ 10
                    Statement of Assets and Liabilities 13
                    Statement of Operations............ 14
                    Statements of Changes in Net Assets 15
                    Notes to Financial Statements...... 16
                    Financial Highlights............... 19
                    Independent Auditors' Report....... 22
                    Tax Information.................... 23



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND

For over 17 years, the Smith Barney Aggressive Growth Fund has delivered overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:

[GRAPHIC]

Potential for Significant Earnings Growth
Richie seeks out dynamic businesses with the capability for extraordinary growth. Many are currently found in expanding industries such as biotechnology and telecommunications.

[GRAPHIC]

Dedicated and Effective Management
Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do well.

[GRAPHIC]

Unrecognized Values
Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

[GRAPHIC]

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.





1 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Aggressive Growth Fund Inc. ("Fund") for the year ended August 31, 2001. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Special Shareholder Notice
As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Performance Update
For the year ended August 31, 2001, the Fund's Class A shares without sales charges returned negative 17.25%. During the period, the Russell 2500 Growth Index/1/ and the Lipper Multi-Cap Growth Funds Average/2/ returned negative 36.66% and negative 44.94%, respectively.

Market Overview
Normally, this report reviews factors affecting the equity market during the period, including trends in the economy, interest rates and inflation. In light of the tragic events of September 11, these factors seem less relevant than normal in setting the backdrop for the expected performance of the stock market in the upcoming six-month period.

Briefly, we believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing/3/ of its monetary policy. Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant over-capacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

--------
1The Russell 2500 Growth Index is a broad-based unmanaged index, which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock divided by its net asset value.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2The Lipper Multi-Cap Growth Funds Average consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.
3Easing of monetary policy refers to the reduction of the federal funds rate by the U.S. Federal Reserve Board. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.


2 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

            RICHIE FREEMAN PURSUES A BUY AND HOLD STRATEGY THAT SEEKS TO POSITION THE FUND'S INVESTMENTS TO GROW AND FLOURISH OVER TIME.

Investment Strategy

The Fund seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./4/

Since the Fund's inception in 1983, we have employed a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality management works to build dynamic, financially strong companies.

We focus on small- and mid-cap companies with the potential to become large-cap companies. We like to see management own a meaningful equity stake in the company. We also look for strong, predictable cash flows, little or no debt, and products that we believe will enable companies to become leaders in their respective fields.

We tend to let our winners ride. We will generally sell a stock when the original premise for buying it has changed dramatically or when we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is one of the most important determinations a portfolio manager can make.

Portfolio Update
The overriding factors that may impact investment results over the next six-month period is the degree of confidence displayed by the investor following the difficult stock market of the past 18 months and the business ramifications resulting from the events of September 11. The Fed was already easing monetary policy aggressively prior to September 11 with the intention of stabilizing a faltering economy. That effort was made even more imperative by the unpredictable tragedy and its effect on both the consumer and business psyches. In the wake of the terrorist attacks in September, the Fed provided liquidity to the financial system by further reducing the federal funds rate ("fed funds rate")/5/ by 0.5% before the stock market reopened on September 17. (On October 2 the Fed reduced the fed funds rate by an additional 0.5%.) In addition, the government announced a number of efforts to try to mitigate the effects of the disaster on the nation's economy. While lower interest rates and fiscal stimuli are helpful, we believe that the restoration of the American public's confidence in its own security will begin to have a salutary effect on the nation's economy. We have always stated that we try to own companies that can best control their own destinies. Controlling one's destiny becomes harder in the face of an unpredictable catastrophe and its impact on ancillary things such as the nation's transport system, which led to disruptions in commerce.


--------
4The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index. 5The fed funds rate is the interest rate that banks with excess reserves at a
 Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


3 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

Even though the stock market has just witnessed one of the sharpest bear markets of the post-war period, we believe the market's continued weakness has created some new opportunities for long-term investors. While much has already been written comparing September's terrorist attack to other crises in American history and how the market reacted to them, we find no period really comparable to the present one. There are historical similarities, however, as far as the overall technical condition of the stock market and the undervaluation that has now been created by the extreme degree of intense selling. Investors and professional money managers have become quite bearish following the year-and-a-half decline. From a contrary standpoint, this can be considered quite positive. The rationale for this is that if many people are now negative towards equities, they have already raised their cash reserves that can then be used to redeploy into the market when the uncertainty diminishes. In fact, the level of money currently held in short-term money market accounts as a percent of the overall value of the stock market is at a multi-year high.
Our largest portfolio representation in the Fund remains healthcare-related securities. Biotechnology companies represent the largest portion of those holdings. In spite of declines in the overall market, and even in the prices of many of these stocks, we believe companies have made excellent progress with their earnings and product developments. Recent highlights included: the FDA's approval of Amgen's long acting anemia treatment; an FDA panel recommendation for IDEC Pharmaceutical's radio-labeled isotope for the treatment of B cell lymphoma; and major corporate investments in ISIS Pharmaceuticals and ImClone Systems. In the most recent period, we increased our holdings in selected technology stocks with an emphasis on those serving the wireless handset market. We have used the stock market's weakness to add to our positions in many companies that we believe continue to possess positive outlooks and strong finances.

Conclusion
We are disappointed to report to you that our net asset value declined in the recent 12-month period. We find little solace in the fact that our performance compared favorably with various benchmarks. We believe that the equity market, following the September 11 tragedy, represents unusually good value and, barring any further unpredictable events, may be at a level that affords a very positive risk/reward ratio.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. and your continued confidence in our investment strategy.

Sincerely,

/s/ Heath B. McLendon /s/ Richard A. Freeman
Heath B. McLendon     Richard A. Freeman
Chairman              Vice President and Investment Officer

October 3, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.



4 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

          Smith Barney Aggressive Growth Fund at a Glance (unaudited)

 Top Ten Holdings+*

                1. UnitedHealth Group Inc................... 6.1%
                2. Genzyme Corp. -- General Division........ 5.5
                3. Chiron Corp.............................. 5.4
                4. Tyco International Ltd................... 5.2
                5. Forest Laboratories, Inc................. 5.2
                6. Lehman Brothers Holdings Inc............. 5.1
                7. IDEC Pharmaceuticals Corp................ 5.1
                8. Comcast Corp., Class A Special Shares.... 4.2
                9. Micron Technology, Inc................... 4.0
               10. Cablevision Systems Corp., Class A Shares 3.7

                           Industry Diversification+*


                                       [CHART]
   Biotechnology                 18.4
   Broadcasting/Cable            16.5
   Energy                         5.0
   Financial Services            10.8
   Healthcare - Miscellaneous     3.2
   Managed Healthcare Providers   6.1
   Muli-Industry                  5.2
   Phamaceuticals                13.6
   Semiconductors                 6.9
   Telecommunications             5.1
   Other                          9.2

                            Investment Breakdown++*



       [CHART]
       Repurchase Agreements    4.6
       Common Stock           95.4


+As a percentage of total common stock.
++As a percentage of total investments.
*All information is as of August 31, 2001. Please note that Fund holdings are subject to change.


5 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares


                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)/
       ------------------------------------------------------------------
        8/31/01    $110.53  $ 91.46   $0.00       $0.00       (17.25)%
       ------------------------------------------------------------------
        8/31/00      67.73   110.53    0.00        0.72        64.91
       ------------------------------------------------------------------
        8/31/99      33.78    67.73    0.00        0.88       104.42
       ------------------------------------------------------------------
        8/31/98      41.80    33.78    0.00        1.96       (15.16)
       ------------------------------------------------------------------
        8/31/97      28.76    41.80    0.00        0.81        49.11
       ------------------------------------------------------------------
        8/31/96      33.53    28.76    0.00        2.37        (7.44)
       ------------------------------------------------------------------
        8/31/95      26.76    33.53    0.00        1.37        31.95
       ------------------------------------------------------------------
        8/31/94      23.59    26.76    0.00        0.00        13.44
       ------------------------------------------------------------------
        8/31/93      18.94    23.59    0.00        0.00        24.55
       ------------------------------------------------------------------
        8/31/92      20.12    18.94    0.00        0.76        (2.42)
       ------------------------------------------------------------------
         Total                        $0.00       $8.87
       ------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
  -----------------------------------------------------------------------------
  8/31/01                $103.24  $ 84.73   $0.00       $0.00       (17.93)%
  -----------------------------------------------------------------------------
  8/31/00                  63.82   103.24    0.00        0.72        63.58
  -----------------------------------------------------------------------------
  8/31/99                  32.12    63.82    0.00        0.88       102.78
  -----------------------------------------------------------------------------
  8/31/98                  40.17    32.12    0.00        1.96       (15.90)
  -----------------------------------------------------------------------------
  8/31/97                  27.88    40.17    0.00        0.81        47.94
  -----------------------------------------------------------------------------
  8/31/96                  32.82    27.88    0.00        2.37        (8.16)
  -----------------------------------------------------------------------------
  8/31/95                  26.42    32.82    0.00        1.37        30.93
  -----------------------------------------------------------------------------
  8/31/94                  23.46    26.42    0.00        0.00        12.62
  -----------------------------------------------------------------------------
  Inception* -- 8/31/93    20.52    23.46    0.00        0.00        14.33+
  -----------------------------------------------------------------------------
   Total                                    $0.00       $8.11
  -----------------------------------------------------------------------------



6 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance -- Class L Shares


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain     Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
-----------------------------------------------------------------------------
8/31/01                $103.54  $ 85.03   $0.00       $0.00       (17.88)%
-----------------------------------------------------------------------------
8/31/00                  63.99   103.54    0.00        0.72        63.62
-----------------------------------------------------------------------------
8/31/99                  32.19    63.99    0.00        0.88       102.87
-----------------------------------------------------------------------------
8/31/98                  40.22    32.19    0.00        1.96       (15.80)
-----------------------------------------------------------------------------
8/31/97                  27.91    40.22    0.00        0.81        47.97
-----------------------------------------------------------------------------
8/31/96                  32.84    27.91    0.00        2.37        (8.12)
-----------------------------------------------------------------------------
8/31/95                  26.42    32.84    0.00        1.37        31.01
-----------------------------------------------------------------------------
8/31/94                  23.47    26.42    0.00        0.00        12.57
-----------------------------------------------------------------------------
Inception* -- 8/31/93    21.14    23.47    0.00        0.00        11.02+
-----------------------------------------------------------------------------
 Total                                    $0.00       $8.11
-----------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
  -----------------------------------------------------------------------------
  8/31/01                $112.46  $ 93.38   $0.00       $0.00       (16.97)%
  -----------------------------------------------------------------------------
  8/31/00                  68.69   112.46    0.00        0.72        65.42
  -----------------------------------------------------------------------------
  8/31/99                  34.13    68.69    0.00        0.88       105.15
  -----------------------------------------------------------------------------
  8/31/98                  42.07    34.13    0.00        1.96       (14.86)
  -----------------------------------------------------------------------------
  8/31/97                  28.84    42.07    0.00        0.81        49.64
  -----------------------------------------------------------------------------
  Inception* -- 8/31/96    31.86    28.84    0.00        2.37       (10.13)+++
  -----------------------------------------------------------------------------
   Total                                    $0.00       $6.74
  -----------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
  -----------------------------------------------------------------------------
  8/31/01                $114.01  $ 94.67   $0.00       $0.00       (16.96)%
  -----------------------------------------------------------------------------
  8/31/00                  69.63   114.01    0.00        0.72        65.42
  -----------------------------------------------------------------------------
  8/31/99                  34.58    69.63    0.00        0.88       105.20
  -----------------------------------------------------------------------------
  8/31/98                  42.60    34.58    0.00        1.96       (14.86)
  -----------------------------------------------------------------------------
  8/31/97                  29.20    42.60    0.00        0.81        49.61
  -----------------------------------------------------------------------------
  8/31/96                  33.88    29.20    0.00        2.37        (7.07)
  -----------------------------------------------------------------------------
  8/31/95                  26.94    33.88    0.00        1.37        32.38
  -----------------------------------------------------------------------------
  8/31/94                  23.67    26.94    0.00        0.00        13.81
  -----------------------------------------------------------------------------
  Inception* -- 8/31/93    20.52    23.67    0.00        0.00        15.35+
  -----------------------------------------------------------------------------
   Total                                    $0.00       $8.11
  -----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

7 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Average Annual Total Returns



                                    Without Sales Charges/(1)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------
Year Ended 8/31/01         (17.25)% (17.93)% (17.88)% (16.97)% (16.96)%
------------------------------------------------------------------------
Five Years Ended 8/31/01    28.69    27.64    27.70    29.13    29.13
------------------------------------------------------------------------
Ten Years Ended 8/31/01     19.51      N/A      N/A      N/A      N/A
------------------------------------------------------------------------
Inception* through 8/31/01  16.95    20.68    21.71    23.33++  22.06
------------------------------------------------------------------------

                                     With Sales Charges/(2)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
------------------------------------------------------------------------
Year Ended 8/31/01         (21.39)% (22.03)% (19.51)% (16.97)% (16.96)%
------------------------------------------------------------------------
Five Years Ended 8/31/01    27.38    27.57    27.45    29.13    29.13
------------------------------------------------------------------------
Ten Years Ended 8/31/01     18.90      N/A      N/A      N/A      N/A
------------------------------------------------------------------------
Inception* through 8/31/01  16.62    20.68    21.57    23.33++  22.06
------------------------------------------------------------------------

 Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (8/31/91 through 8/31/01)             494.26%
----------------------------------------------------------------
Class B (Inception* through 8/31/01)          424.63
----------------------------------------------------------------
Class L (Inception* through 8/31/01)          410.93
----------------------------------------------------------------
Class Y (Inception* through 8/31/01)          222.66++
----------------------------------------------------------------
Class Z (Inception* through 8/31/01)          479.82
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *Inception dates for Class A, B, L, Y and Z shares are October 24, 1983,
  November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 ++Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


8 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index+
--------------------------------------------------------------------------------
                          August 1991 -- August 2001

                                    [CHART]

                           Total Return Performance

                 SB Aggressive                 Russell 2500
                  Growth Fund                  Growth Index
Aug\1991            9,500                        10,000
Aug\1992            9,270                        10,846
Aug\1993            11,545                       14,083
Aug\1994            13,097                       14,914
Aug\1995            17,281                       18,185
Aug\1996            15,996                       20,566
Aug\1997            23,852                       27,052
Aug\1998            20,237                       22,492
Aug\1999            41,368                       29,779
Aug\2000            68,222                       46,491
Aug\2001            56,452                       29,450



+Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1991, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2001. Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


9 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Schedule of Investments                                        August 31, 2001


    SHARES                       SECURITY                          VALUE
   ---------------------------------------------------------------------------
   COMMON STOCK -- 95.4%
   Biotechnology -- 17.6%
   3,000,000 Amgen Inc.+                                       $  192,900,000
   6,500,000 Chiron Corp.+                                        303,030,000
   3,000,000 COR Therapeutics, Inc.+                               82,350,000
     266,000 Genentech, Inc.+                                      12,209,400
     606,173 Genzyme Corp. -- Biosurgery Division+                  4,334,137
   5,500,000 Genzyme Corp. -- General Division+                   311,520,000
     124,257 Genzyme Corp. -- Molecular Oncology Division+          1,230,144
   2,100,000 ImClone Systems Inc.+                                107,940,000
   1,050,000 Isis Pharmaceuticals, Inc.+                           17,115,000
     750,000 Nanogen, Inc.+                                         4,575,000
   --------------------------------------------------------------------------
                                                                1,037,203,681
   --------------------------------------------------------------------------
   Broadcasting/Cable -- 15.7%
   5,500,000 AOL Time Warner Inc.+                                205,425,000
   4,450,000 Cablevision Systems Corp., Class A Shares+           207,815,000
   1,500,000 Cablevision Systems Corp. -- Rainbow Media Group+     35,700,000
     100,000 Comcast Corp., Class A Shares+                         3,649,000
   6,500,000 Comcast Corp., Class A Special Shares+               238,095,000
   9,999,999 Liberty Media Corp., Class A Shares+                 151,999,985
   1,736,000 Viacom Inc., Class B Shares+                          73,606,400
   1,100,000 World Wrestling Federation Entertainment, Inc.+       12,430,000
   --------------------------------------------------------------------------
                                                                  928,720,385
   --------------------------------------------------------------------------
   Business Services -- 0.0%
     200,000 The Source Information Management Co.+                 1,112,000
   --------------------------------------------------------------------------
   Chemicals -- 0.6%
     465,000 Cabot Microelectronics Corp.+                         32,573,250
   --------------------------------------------------------------------------
   Computer Hardware -- 2.1%
   8,595,000 Maxtor Corp.+                                         51,827,850
   6,000,000 Quantum Corp. -- DLT & Storage Systems+               52,620,000
   1,000,000 SanDisk Corp.+                                        20,510,000
   --------------------------------------------------------------------------
                                                                  124,957,850
   --------------------------------------------------------------------------
   Computer Software/Internet -- 0.7%
      30,000 Juniper Networks, Inc.+                                  420,000
     340,400 Microsoft Corp.+                                      19,419,820
     785,500 RSA Security Inc.+                                    15,113,020
     650,000 Verity, Inc.+                                          6,890,000
   --------------------------------------------------------------------------
                                                                   41,842,840
   --------------------------------------------------------------------------
   Diversified Technology -- 0.4%
     350,000 Drexler Technology Corp.+                              4,042,500
     689,000 Excel Technology, Inc.+                               13,297,700
     800,000 GenRad, Inc.+                                          4,232,000
   --------------------------------------------------------------------------
                                                                   21,572,200
   --------------------------------------------------------------------------
   Drug Delivery/Testing -- 1.1%
     200,000 Albany Molecular Research, Inc.+                       5,204,000
   1,500,000 Alkermes, Inc.+                                       38,400,000
     599,500 AP Pharma, Inc.+                                       1,139,050
   1,625,000 Cygnus, Inc.+                                         13,812,500
     200,000 Tularik Inc.+                                          4,620,000
   --------------------------------------------------------------------------
                                                                   63,175,550
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



10 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                            August 31, 2001


            SHARES                SECURITY                 VALUE
           ----------------------------------------------------------
           Electronics - Military -- 1.2%
           1,100,000 L-3 Communications Holdings, Inc.+ $ 73,810,000
           ---------------------------------------------------------
           Energy -- 4.8%
           1,447,500 Core Laboratories N.V.+              24,245,625
           5,099,700 Grant Prideco, Inc.+                 53,342,862
           6,200,000 Weatherford International, Inc.+    206,274,000
           ---------------------------------------------------------
                                                         283,862,487
           ---------------------------------------------------------
           Financial Services -- 10.3%
           1,500,000 Astoria Financial Corp.              88,500,000
              30,000 The Goldman Sachs Group, Inc.         2,403,000
           4,400,000 Lehman Brothers Holdings Inc.       288,860,000
           1,500,000 Merrill Lynch & Co., Inc.            77,400,000
           2,500,000 Neuberger Berman Inc.               109,300,000
           2,250,000 Roslyn Bancorp, Inc.                 42,390,000
           ---------------------------------------------------------
                                                         608,853,000
           ---------------------------------------------------------
           Healthcare - Miscellaneous -- 3.1%
             954,400 Biosite Diagnostics Inc.+            25,262,968
             400,000 IGEN International, Inc.+            11,188,000
             720,000 IMPATH Inc.+                         30,960,000
           2,156,000 Johnson & Johnson                   113,642,760
           ---------------------------------------------------------
                                                         181,053,728
           ---------------------------------------------------------
           Managed Healthcare Providers -- 5.8%
           5,000,000 UnitedHealth Group Inc.             340,300,000
           ---------------------------------------------------------
           Miscellaneous -- 2.5%
           4,000,000 Nasdaq - 100 Shares+                146,520,000
           ---------------------------------------------------------
           Multi-Industry -- 5.0%
           5,675,000 Tyco International Ltd.             294,816,250
           ---------------------------------------------------------
           Pharmaceuticals -- 13.0%
           4,000,000 Forest Laboratories, Inc.+          292,040,000
           1,500,000 ICN Pharmaceuticals, Inc.            44,175,000
           4,800,000 IDEC Pharmaceuticals Corp.+         284,496,000
             533,333 King Pharmaceuticals, Inc.+          23,066,652
             580,000 NABI Inc.+                            3,886,000
             362,400 Pfizer Inc.                          13,883,544
             289,931 Pharmacia Corp.                      11,481,268
           2,100,000 SICOR Inc.+                          49,560,000
           1,150,000 Vertex Pharmaceuticals Inc.+         42,423,500
           ---------------------------------------------------------
                                                         765,011,964
           ---------------------------------------------------------
           Semiconductors -- 6.6%
           3,000,000 Cirrus Logic, Inc.+                  42,420,000
             850,000 DSP Group, Inc.+                     21,250,000
           3,280,000 Intel Corp.                          91,708,800
           6,000,000 Micron Technology, Inc.+            225,660,000
             630,000 Standard Microsystems Corp.+          8,253,000
           ---------------------------------------------------------
                                                         389,291,800
           ---------------------------------------------------------


                      See Notes to Financial Statements.



11 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                            August 31, 2001


   SHARES                                            SECURITY                                                VALUE
------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.9%
   3,300,000 Adaptive Broadband Corp.+                                                                   $      132,000
   4,000,000 AT&T Corp.                                                                                      76,160,000
   1,287,199 AT&T Wireless Services Inc.+                                                                    19,951,600
   2,075,000 C-COR.net Corp.+                                                                                17,471,500
   2,500,000 Motorola, Inc.                                                                                  43,500,000
     675,072 Nokia Oyj                                                                                       10,625,601
   2,000,000 RF Micro Devices, Inc.+                                                                         50,920,000
   6,000,000 TyCom, Ltd.+                                                                                    68,400,000
     500,000 Western Multiplex Corp., Class A Shares+                                                         1,690,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            288,850,701
-----------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $4,100,945,010)                                                                     5,623,527,686
-----------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                            SECURITY                                                VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.6%
$235,501,000 UBS PaineWebber Inc., 3.630% due 9/4/01; Proceeds at maturity -- $235,595,985;
               (Fully collateralized by U.S. Treasury Bills due 11/1/01; Market value -- $240,213,628)      235,501,000
  36,426,000 UBS PaineWebber Inc., 3.630% due 9/4/01; Proceeds at maturity -- $36,440,692;
               (Fully collateralized by U.S. Treasury Bills due 12/27/01; Market value -- $37,154,821)       36,426,000
-----------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $271,927,000)                                                                         271,927,000
-----------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $4,372,872,010*)                                                                   $5,895,454,686
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.



12 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                            August 31, 2001


ASSETS:
   Investments, at value (Cost -- $4,372,872,010)                     $ 5,895,454,686
   Cash                                                                           621
   Receivable for Fund shares sold                                         26,373,004
   Dividends and interest receivable                                        1,248,523
--------------------------------------------------------------------------------------
   Total Assets                                                         5,923,076,834
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                        56,644,475
   Payable for Fund shares purchased                                        3,755,076
   Investment advisory fee payable                                          3,028,043
   Distribution fees payable                                                1,486,653
   Administration fee payable                                               1,009,186
   Accrued expenses                                                         2,039,956
--------------------------------------------------------------------------------------
   Total Liabilities                                                       67,963,389
--------------------------------------------------------------------------------------
Total Net Assets                                                      $ 5,855,113,445
--------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                         $      664,874
   Capital paid in excess of par value                                  4,374,129,610
   Accumulated net investment loss                                             (3,244)
   Accumulated net realized loss from security transactions               (42,260,471)
   Net unrealized appreciation of investments                           1,522,582,676
--------------------------------------------------------------------------------------
Total Net Assets                                                      $ 5,855,113,445
--------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                 21,343,654
-------------------------------------------------------------------------------------
   Class B                                                                 22,337,731
-------------------------------------------------------------------------------------
   Class L                                                                 15,130,013
-------------------------------------------------------------------------------------
   Class Y                                                                  2,142,962
-------------------------------------------------------------------------------------
   Class Z                                                                  5,533,009
-------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                              $91.46
-------------------------------------------------------------------------------------
   Class B *                                                                   $84.73
-------------------------------------------------------------------------------------
   Class L **                                                                  $85.03
-------------------------------------------------------------------------------------
   Class Y (and redemption price)                                              $93.38
-------------------------------------------------------------------------------------
   Class Z (and redemption price)                                              $94.67
-------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)           $96.27
--------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)           $85.89
--------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                      See Notes to Financial Statements.


13 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                     For the Year Ended August 31, 2001



INVESTMENT INCOME:
   Dividends                                                 $    7,245,292
   Interest                                                      12,008,752
   Less: Foreign withholding tax                                    (24,951)
----------------------------------------------------------------------------
   Total Investment Income                                       19,229,093
----------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                    31,425,354
   Investment advisory fee (Note 2)                              31,008,541
   Administration fee (Note 2)                                   10,336,180
   Shareholder and system servicing fees                          5,280,604
   Registration fees                                                837,852
   Shareholder communications                                       471,756
   Custody                                                          188,985
   Audit and legal                                                   80,400
   Directors' fees                                                   38,079
   Other                                                             33,278
----------------------------------------------------------------------------
   Total Expenses                                                79,701,029
----------------------------------------------------------------------------
Net Investment Loss                                             (60,471,936)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                         11,163,870
     Cost of securities sold                                     46,752,688
----------------------------------------------------------------------------
   Net Realized Loss                                            (35,588,818)
----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                        2,413,277,848
     End of year                                              1,522,582,676
----------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                     (890,695,172)
----------------------------------------------------------------------------
Net Loss on Investments                                        (926,283,990)
----------------------------------------------------------------------------
Decrease in Net Assets From Operations                       $ (986,755,926)
----------------------------------------------------------------------------


                      See Notes to Financial Statements.


14 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets             For the Years Ended August 31,


                                                       2001             2000
------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                            $   (60,471,936) $   (27,342,641)
   Net realized gain (loss)                           (35,588,818)       7,883,842
   Increase (decrease) in net unrealized
     appreciation                                    (890,695,172)   1,425,251,487
-----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                      (986,755,926)   1,405,792,688
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                          --      (19,298,815)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                              --      (19,298,815)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                 5,916,581,894    6,059,981,046
   Net asset value of shares issued for
     reinvestment of dividends                                 --       16,911,248
   Cost of shares reacquired                       (3,668,992,126)  (4,533,463,976)
-----------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                   2,247,589,768    1,543,428,318
-----------------------------------------------------------------------------------
Increase in Net Assets                              1,260,833,842    2,929,922,191

NET ASSETS:
   Beginning of year                                4,594,279,603    1,664,357,412
-----------------------------------------------------------------------------------
   End of year*                                   $ 5,855,113,445  $ 4,594,279,603
-----------------------------------------------------------------------------------
* Includes accumulated net investment loss of:            $(3,244)         $(3,179)
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


15 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $59,468,085 and accumulated net realized gain of $420,269 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended August 31, 2001, the Fund paid transfer agent fees of $4,278,570 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended August 31, 2001, SSB and its affiliates received $160,749 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first


16 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders
year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2001, SSB received sales charges of approximately $21,834,000 and $6,063,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended August 31, 2001 CDSCs paid to SSB were approximately:

      Class A  Class B   Class L
----------------------------------
CDSCs $78,000 $2,443,000 $412,000
----------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended August 31, 2001, total Distribution Plan fees were as follows:

                        Class A     Class B     Class L
----------------------------------------------------------
Distribution Plan Fees $4,507,080 $16,866,559 $10,051,715
----------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------
Purchases $2,236,398,906
-------------------------
Sales         11,163,870
-------------------------

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------
Gross unrealized appreciation $2,012,963,817
Gross unrealized depreciation   (490,381,141)
----------------------------------------------
Net unrealized appreciation   $1,522,582,676
----------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities lending for the year ended August 31, 2001 was $230,607. At August 31, 2001, the Fund did not have any securities on loan.


17 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

6. Capital Shares

At August 31, 2001, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At August 31, 2001, total paid-in capital amounted to the following for each class:

                         Class A        Class B        Class L       Class Y     Class Z
--------------------------------------------------------------------------------------------
Total Paid-in Capital $1,203,418,170 $1,554,829,301 $1,202,768,101 $19,364,636 $394,414,276
--------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                       Year Ended                    Year Ended
                                     August 31, 2001               August 31, 2000
                              ----------------------------  ----------------------------
                                Shares         Amount         Shares         Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                    35,503,948  $ 3,572,135,580   51,766,850  $ 4,574,819,783
Shares issued on reinvestment          --               --      107,901        7,386,889
Shares reacquired             (29,821,987)  (3,019,375,998) (46,401,451)  (4,087,260,703)
------------------------------------------------------------------------------------------
Net Increase                    5,681,961  $   552,759,582    5,473,300  $   494,945,969
------------------------------------------------------------------------------------------
Class B
Shares sold                    11,090,064  $ 1,021,270,965   10,704,397  $   879,136,034
Shares issued on reinvestment          --               --       87,740        5,647,804
Shares reacquired              (3,139,116)    (285,042,647)  (3,771,237)    (297,215,302)
------------------------------------------------------------------------------------------
Net Increase                    7,950,948  $   736,228,318    7,020,900  $   587,568,536
------------------------------------------------------------------------------------------
Class L
Shares sold                     9,994,022  $   927,783,047    4,852,659  $   416,240,720
Shares issued on reinvestment          --               --       31,371        2,025,004
Shares reacquired              (1,584,507)    (143,295,349)    (691,430)     (58,262,033)
------------------------------------------------------------------------------------------
Net Increase                    8,409,515  $   784,487,698    4,192,600  $   360,003,691
------------------------------------------------------------------------------------------
Class Y
Shares sold                     2,026,077  $   202,593,363      276,407  $    25,659,145
Shares issued on reinvestment          --               --           --               --
Shares reacquired              (1,831,052)    (184,389,873)    (837,798)     (79,609,972)
------------------------------------------------------------------------------------------
Net Increase (Decrease)           195,025  $    18,203,490     (561,391) $   (53,950,827)
------------------------------------------------------------------------------------------
Class Z
Shares sold                     1,845,286  $   192,798,939    1,714,770  $   164,125,364
Shares issued on reinvestment          --               --       26,286        1,851,551
Shares reacquired                (373,508)     (36,888,259)    (119,797)     (11,115,966)
------------------------------------------------------------------------------------------
Net Increase                    1,471,778  $   155,910,680    1,621,259  $   154,860,949
------------------------------------------------------------------------------------------



18 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares                            2001/(1)/    2000/(1)/  1999/(1)/     1998       1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $110.53      $ 67.73    $33.78    $41.80     $28.76
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.79)       (0.59)    (0.48)    (0.42)     (0.33)
 Net realized and unrealized gain (loss)     (18.28)       44.11     35.31     (5.64)     14.18
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (19.07)       43.52     34.83     (6.06)     13.85
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --        (0.72)    (0.88)    (1.96)     (0.81)
-------------------------------------------------------------------------------------------------
Total Distributions                              --        (0.72)    (0.88)    (1.96)     (0.81)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 91.46      $110.53    $67.73    $33.78     $41.80
-------------------------------------------------------------------------------------------------
Total Return                                 (17.25)%      64.91%   104.42%   (15.16)%    49.11%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,951,997   $1,731,025  $690,142  $296,376   $333,877
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.17%        1.14%     1.18%     1.21%      1.21%
 Net investment loss                          (0.80)       (0.66)    (0.89)    (0.97)     (0.93)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%           1%        8%        7%         6%
-------------------------------------------------------------------------------------------------

Class B Shares                            2001/(1)/    2000/(1)/  1999/(1)/     1998       1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $103.24      $ 63.82    $32.12    $40.17     $27.88
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (1.48)       (1.23)    (0.87)    (0.66)     (0.56)
 Net realized and unrealized gain (loss)     (17.03)       41.37     33.45     (5.43)     13.66
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (18.51)       40.14     32.58     (6.09)     13.10
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --        (0.72)    (0.88)    (1.96)     (0.81)
-------------------------------------------------------------------------------------------------
Total Distributions                              --        (0.72)    (0.88)    (1.96)     (0.81)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 84.73      $103.24    $63.82    $32.12     $40.17
-------------------------------------------------------------------------------------------------
Total Return                                 (17.93)%      63.58%   102.78%   (15.90)%    47.94%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,892,775   $1,485,305  $470,141  $185,808   $197,559
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.99%        1.94%     2.00%     2.02%      2.01%
 Net investment loss                          (1.62)       (1.47)    (1.70)    (1.78)     (1.73)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%           1%        8%        7%         6%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.



19 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class L Shares                            2001/(1)/   2000/(1)/ 1999/(1)/ 1998/(2)/     1997
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $103.54    $ 63.99    $32.19   $40.22     $27.91
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (1.44)     (1.24)    (0.84)   (0.68)     (0.59)
 Net realized and unrealized gain (loss)     (17.07)     41.51     33.52    (5.39)     13.71
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (18.51)     40.27     32.68    (6.07)     13.12
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --      (0.72)    (0.88)   (1.96)     (0.81)
----------------------------------------------------------------------------------------------
Total Distributions                              --      (0.72)    (0.88)   (1.96)     (0.81)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 85.03    $103.54    $63.99   $32.19     $40.22
----------------------------------------------------------------------------------------------
Total Return                                 (17.88)%    63.62%   102.87%  (15.80)%    47.97%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,286,431   $695,844  $161,784  $65,312    $77,297
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.94%      1.94%     1.94%    1.97%      1.97%
 Net investment loss                          (1.57)     (1.46)    (1.64)   (1.73)     (1.68)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%         1%        8%       7%         6%
----------------------------------------------------------------------------------------------

Class Y Shares                            2001/(1)/   2000/(1)/ 1999/(1)/     1998      1997
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $112.46    $ 68.69    $34.13   $42.07     $28.84
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.45)     (0.30)    (0.29)   (0.25)     (0.16)
 Net realized and unrealized gain (loss)     (18.63)     44.79     35.73    (5.73)     14.20
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (19.08)     44.49     35.44    (5.98)     14.04
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --      (0.72)    (0.88)   (1.96)     (0.81)
----------------------------------------------------------------------------------------------
Total Distributions                              --      (0.72)    (0.88)   (1.96)     (0.81)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 93.38    $112.46    $68.69   $34.13     $42.07
----------------------------------------------------------------------------------------------
Total Return                                 (16.97)%    65.42%   105.15%  (14.86)%    49.64%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $200,116   $219,074  $172,385  $89,675   $158,146
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.82%      0.82%     0.82%    0.85%      0.84%
 Net investment loss                          (0.45)     (0.34)    (0.53)   (0.62)     (0.56)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%         1%        8%       7%         6%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.


20 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class Z Shares                           2001/(1)/  2000/(1)/ 1999/(1)/    1998      1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $114.01    $ 69.63    $34.58   $42.60    $29.20
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.46)     (0.32)    (0.30)   (0.28)    (0.20)
 Net realized and unrealized gain (loss)   (18.88)     45.42     36.23    (5.78)    14.41
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (19.34)     45.10     35.93    (6.06)    14.21
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                            --      (0.72)    (0.88)   (1.96)    (0.81)
-------------------------------------------------------------------------------------------
Total Distributions                            --      (0.72)    (0.88)   (1.96)    (0.81)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 94.67    $114.01    $69.63   $34.58     42.60
-------------------------------------------------------------------------------------------
Total Return                               (16.96)%    65.42%   105.20%  (14.86)%   49.61%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $523,794   $463,032  $169,905  $42,155   $43,553
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.82%      0.83%     0.82%    0.85%     0.85%
 Net investment loss                        (0.45)     (0.35)    (0.51)   (0.62)    (0.57)
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         0%         1%        8%       7%        6%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 .



21 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Aggressive Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. ("Fund") as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG

New York, New York
October 12, 2001

22 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2001:

    . Total long-term capital gain distributions paid of $420,269.

23 Smith Barney Aggressive Growth Fund Inc. | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.



          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                AND ADMINISTRATOR
          Herbert Barg                Smith Barney Fund Management LLC
          Dwight B. Crane
          Frank Hubbard               DISTRIBUTORS
          Heath B. McLendon, Chairman Salomon Smith Barney Inc.
          Jerome Miller               PFS Distributors, Inc.
          Ken Miller
          John F. White, Emeritus     CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President and   SUB-TRANSFER AGENT
          Treasurer                   PFPC Global Fund Services
                                      P.O. Box 9699
          Richard A. Freeman          Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Aggressive Growth Fund Inc.





 This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after November 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


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